SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004

STEMCELLS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3155 Porter Drive
Palo Alto, California 94304

(Address, of principal executive offices, including zip code)

(650) 475-3100

(Registrant’s Telephone number including area code)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits – The following exhibit is furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated May 4, 2004.

Item 12. Results of Operations and Financial Condition.

On May 4, 2004, StemCells, Inc. (the “Company”) issued a press release reporting the Company’s financial results for the first quarter of fiscal year 2004 (the “Press Release”). The Press Release is being furnished as Exhibit 99.1 to this Report.

The information being furnished under this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC.

	By:	/s/ Martin McGlynn Martin McGlynn President and Chief Executive Officer

Date: May 4, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 4, 2004.